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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported):       September 3,1999
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                            CABOT INDUSTRIAL TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


             1-13829                                   04-3397866
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    (Commission File Number)              (I.R.S. Employer Identification No.)

     Two Center Plaza, Suite 200
     Boston, Massachusetts                               02-108
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(Address of Principal Executive Offices)               (Zip Code)


                                (617) 723-0900
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        Cabot Industrial Properties, L.P. completed a private sale of $65 million of 8.625% Series C Cumulative Redeemable Perpetual Preferred Units at $25 per unit on September 3, 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Businesses Acquired.

               Not applicable

        (b)    Pro Forma Financial Information.

               Not applicable

        (c)    Exhibits.

               Exhibit 99.1 - Press Release Announcing Issuance of 8.625% Series
                              C Cumulative Redeemable Perpetual Preferred Units

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CABOT INDUSTRIAL TRUST




Dated:  September 10, 1999             By: /s/ Neil E. Waisnor
                                          ------------------------------------
                                             Neil E. Waisnor
                                             Senior Vice President -- Finance,
                                             Treasurer and Secretary

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